SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2003

SPORTSLINE.COM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-23337	65-0470894
(Commission File Number)	(I.R.S. Employer Identification No.)

2200 W. Cypress Creek Road Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(954) 351-2120

(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure (and Information Furnished Under Item 12).

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On April 24, 2003, SportsLine.com announced its financial results for the fiscal quarter ended March 31, 2003. A copy of SportsLine.com’s press release announcing these financial results is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSLINE.COM, INC.

Date: April 24, 2003	By:	/s/ KENNETH W. SANDERS
Kenneth W. Sanders Chief Financial Officer

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SPORTSLINE.COM, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of SportsLine.com, Inc. dated April 24, 2003

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